Exhibit 99.6

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

INTRODUCTION AND BASIS OF PRO FORMA PRESENTATION

On February 22, 2018, C1 Investment Corp. (“C1”) and Forum Merger Corporation (“Forum”) consummated the transactions contemplated by the Agreement and Plan of Merger (as described below) (the “Business Combination”). In connection with the closing of the Business Combination, the registrant changed its name from Forum Merger Corporation to ConvergeOne Holdings, Inc. (“ConvergeOne”).

On December 15, 2017, C1 acquired all of the outstanding stock of AOS, Inc. (“AOS”) and on August 16, 2017, C1 acquired all of the outstanding stock of SPS Holdco, LLC (“SPS”) (the “Acquisitions”) for a combined purchase price of $116,984 funded by borrowings under C1 Investment Corp.’s financing facilities (the “Borrowings”).

References to “Pro Forma Transactions” include the Business Combination, Acquisitions and Borrowings. Refer to Forum Merger Corporation Form S-4 filed with the Securities and Exchange Commission on February 1, 2018.

Agreement and Plan of Merger

On November 30, 2017, Forum entered into an Agreement and Plan of Merger (“Merger Agreement”), by and among Forum, FMC Merger Subsidiary Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of Forum (the “Merger Sub I”), FMC Merger Subsidiary LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of Forum (the “Merger Sub II”), C1, and Clearlake Capital Management III, L.P., in the capacity as the Seller Representative.

The Agreement provides for a two-step merger: (1) the merger of Merger Sub I with and into C1, with C1 continuing as the surviving corporation (the “Surviving Subsidiary”) and as a wholly-owned subsidiary of Forum (the “First Merger”) and (2) the merger of the Surviving Subsidiary of the First Merger with and into Merger Sub II, ceasing the separate existence of the Surviving Subsidiary (the “Second Merger” and together with the First Merger, the “Business Combination”). Merger Sub II will continue as the surviving entity in the Second Merger, and Merger Sub II, continuing as the surviving entity, shall then be referred to as the Surviving Entity (the “Surviving Entity” and, together with Forum, the “Combined Entity”).

Description of the Merger

Pursuant to the Merger Agreement, the aggregate consideration paid in the Business Combination is equal to an amount equal to (i) the Enterprise Value, as defined in the Merger Agreement, minus (ii) the Closing Net Indebtedness, as defined in the Merger Agreement, (the “Merger Consideration”) plus the contingent right to receive additional consideration based on the performance of the combined company, during the calendar years 2018, 2019 and 2020 (the “Earnout Consideration,” which together with the Merger Consideration, the “Total Consideration”). The Merger Consideration was paid in the form of: (i) cash from Forum and/or the Target Companies in an amount equal to (A) the total cash and cash equivalents of Forum, including funds from the PIPE Investment and Backstop Investment and the remaining funds in the Trust Account, after giving effect to the completion of the Redemption (the “Forum Cash”), plus (B) the Closing Cash, as defined in the Merger Agreement, minus (C) $25,000; and (ii) a number of Forum Common Stock, valued at the Redemption Price, as defined in the Merger Agreement, per share, equal to the Merger Consideration less $25,000.

In connection with the Business Combination, Forum entered into Subscription Agreements with investors to purchase 17,959,375 shares of Class A Common Stock for an amount of $143,675.

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION—(Continued)

The PIPE Investment was predicated on (i) the Sponsor’s agreement to cancel 1,078,125 Founders Shares immediately upon the Closing of the Business Combination; (ii) the Sponsor’s agreement to subject 2,156,250 Founders Shares to forfeiture in the event the earnout provisions of the Merger Agreement are not met by the Combined Entity; and (iii) C1’s agreement to reduce the Merger Consideration by 499,752 shares of Common Stock. In the aggregate, the expected beneficial ownership of the Sponsor and the C1 Securityholders at the Closing was reduced by 3,734,127 shares of Common Stock at an assumed value of $10.10 per share to incentivize the prospective investors to commit to the PIPE Investment. The result was the issuance of 14,225,248 incremental shares to the investors in the PIPE Investment for an aggregate purchase price of $143,675 (and an aggregate issuance of 17,959,375 shares to the investors in the PIPE Investment).

Accounting for the Merger

The Business Combination will be accounted for as a reverse merger in accordance with U.S. GAAP. Under this method of accounting, Forum will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on C1 Securityholders expecting to have a majority of the voting power of the combined company, C1 comprising the ongoing operations of the combined entity, C1 comprising a majority of the governing body of the combined company, and C1’s senior management comprising the senior management of the combined company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of C1 issuing stock for the net assets of Forum, accompanied by a recapitalization. The net assets of Forum will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of C1.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Pro Forma Transactions, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Pro Forma Transactions.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2017 combines the audited historical consolidated balance sheet of C1 as of December 31, 2017 with the audited historical condensed consolidated balance sheet of Forum as of December 31, 2017, giving effect to the Business Combination as if it had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2017 combines the audited historical consolidated statement of income of C1 for the year ended December 31, 2017 with the audited historical consolidated statement of operations of Forum for the year ended December 31, 2017, giving effect to the Business Combination as if it had occurred as of the beginning of the earliest period presented. In addition, the unaudited pro forma combined statements of income for the year ended December 31, 2017 are presented as if the acquisitions of AOS and SPS, and the Borrowings had taken place as of the beginning of the earliest period presented.

The following unaudited pro forma condensed combined income statement for the year ended December 31, 2016 combines the audited historical consolidated statement of income of C1 for the year ended December 31, 2016 with the audited historical consolidate statement of operations of Forum for the period from November 17, 2016 (inception) through December 31, 2016, giving effect to the Business Combination as if it had occurred as of the beginning of the earliest period presented. In addition, the unaudited pro forma combined statements of income for the year ended December 31, 2016 are presented as if the acquisitions of AOS and SPS, and the Borrowings had taken place as of the beginning of the earliest period presented.

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION—(Continued)

The Acquisitions have been accounted for under the acquisition method of accounting. Under the acquisition method of accounting, the total purchase price presented in the accompanying unaudited pro forma combined financial statements was allocated to the assets acquired and liabilities assumed based on their preliminary estimated fair values. The excess of the purchase price over the total of estimated fair values assigned to tangible and identifiable intangible assets acquired and liabilities assumed is recognized as goodwill. For the purposes of these illustrative pro forma combined financial statements, the entire Borrowings and the related interest expense, using current interest rates, were included in the pro forma adjustments.

The unaudited pro forma combined financial information is based on estimates and assumptions which have been made solely for purposes of developing such pro forma information.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved had the Pro Forma Transactions occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future. In conjunction with the acquisitions of AOS and SPS future restructuring expenses and transaction costs may be incurred that are not included in these pro forma combined financial statements. Additionally, debt balances may be paid down faster than the stated terms, which would reduce interest expense from the amounts included in the pro forma adjustments. C1 and Forum have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 47,124,494 shares of Common Stock issued to C1 Securityholders.

As a result of the Business Combination, C1 owns approximately 68.2% of Forum Common Stock to be outstanding immediately after the Business Combination, Forum stockholders own approximately 5.8% of Forum Common Stock and the PIPE investors own approximately 26.0% of Forum Common Stock, based on the number of shares of Forum Common Stock outstanding as of December 31, 2017 (in each case, not giving effect to any shares issuable to them upon exercise of warrants).

The historical financial information of C1 was derived from the audited consolidated financial statements of C1 for the years ended December 31, 2017 and 2016, as included in Exhibit 99.5 to this Form 8-K/A. The historical financial information of Forum was derived from the audited financial statements of Forum for the year ended December 31, 2017 and for the period from November 17, 2016 (inception) through December 31, 2016, included in the Forum Merger Corporation Form 10-K filed with the Securities and Exchange Commission on February 20, 2018. The historical financial information of SPS was derived from the unaudited consolidated financial statements of SPS for the six months ended June 30, 2017 and the audited consolidated financial statements of SPS for the year ended December 31, 2016, included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018, plus activity for the period from July 1, 2017 to August 15, 2017. SPS results from the date of acquisition to December 31, 2017 are included in C1’s financial statements for the year ended December 31, 2017. The historical financial information of AOS was derived from the unaudited consolidated financial statements of AOS as of and for the nine months ended October 1, 2017 and the audited consolidated financial statements for the year ended December 25, 2016, included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018, plus activity for the period from October 2, 2017 to December 14, 2017. AOS results from the date of acquisition to December 31, 2017 are included in C1’s financial statements for the year ended December 31, 2017.

The unaudited pro forma combined financial statements, including the notes thereto, should be read together with Forum’s audited financial statements and related notes, the sections titled “Management’s Discussion and

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION—(Continued)

Analysis of Financial Condition and Results of Operations,” and other financial information included in the Forum Merger Corporation Form 10-K filed with the Securities and Exchange Commission on February 20, 2018 and with C1’s audited financial statements and related notes as included in Exhibit 99.5 to this Form 8-K/A as well as SPS’s and AOS’s audited and unaudited consolidated financial statements included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018.

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2017

(in thousands)

	(A) C1 Investment Corp.	(B) Forum	Pro Forma Merger Adjustments		Pro Forma Combined
Assets
Current Assets
Cash	$13,475	$115	$175,421	(1)
			(30,000)	(2)
			(33)	(3)
			(172,024)	(4)
			131,675	(5)
			(170,574)	(6)
			51,000	(9)
			1,805	(7)	$860
Trade accounts receivable, less allowances	289,236	—	—		289,236
Inventories	14,717	—	—		14,717
Prepaid expenses and other current assets	9,294	50	—		9,344
Deferred customer support contract costs	35,151	—	—		35,151
Income tax receivable	10,576	—	—		10,576

Total current assets	372,449	165	(12,730)		359,884

Other Assets
Cash and marketable securities held in Trust Account	—	175,421	(175,421)	(1)	—
Goodwill	331,456	—	—		331,456
Finite-life intangibles, net	173,642	—	—		173,642
Property and equipment, net	36,659	—	—		36,659
Deferred customer support contract costs, noncurrent	3,915	—	—		3,915
Non-current income tax receivable	2,620	—	—		2,620

Total other assets	548,292	175,421	(175,421)		548,292

Total assets	$920,741	$175,586	$(188,151)		$908,176

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Current maturities of long-term debt	$5,652	$—	$—		$5,652
Advances from related parties	—	33	(33)	(3)	—
Accounts payable	157,778	213			157,991
Customer deposits	22,498	—	—		22,498
Accrued compensation	34,522	—	—		34,522
Accrued other	27,362	—	—		27,362
Income tax payable	—	222	—		222
Deferred revenue	68,127	—	—		68,127

Total current liabilities	315,939	468	(33)		316,374

Long-Term Liabilities
Long-term debt, net of debt issuance costs and current maturities	566,424	—	51,000	(9)	617,424
Deferred income taxes	18,056	—	—		18,056
Long-term income tax payable	1,563	—	—		1,563
Deferred revenue and other long-term liabilities	13,118	—	—		13,118

Total long-term liabilities	599,161	—	51,000		650,161

Commitments and Contingencies
Common stock subject to redemption	—	170,118	(170,118)	(4)	—
Stockholders’ Equity (Deficit)		—
Common stock	10	1	2	(4)
			1	(5)
			(5)	(6)	9
Subscription receivable from related parties	(1,805)	—	1,805	(7)
			(12,000)	(5)	(12,000)
Additional paid-in capital	13,459	4,704	(4,000)	(2)
			(1,908)	(4)
			143,674	(5)
			(170,274)	(6)
			4,048	(8)
			10,297	(10)	—
Retained earnings (accumulated deficit)	(6,023)	295	(26,000)	(2)
			(295)	(6)
			(4,048)	(8)
			(10,297)	(10)	(46,368)

Total stockholders’ equity (deficit)	5,641	5,000	(69,000)		(58,359)

Total liabilities and stockholders’ equity (deficit)	$920,741	$175,586	$(188,151)		$908,176

See accompanying notes to unaudited pro forma combined financial statements.

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(in thousands, except share data)

(A)	As reported in C1’s audited consolidated financial statements for the year ended December 31, 2017, as included in Exhibit 99.5 to this Form 8-K/A. The SPS and AOS purchase price and the estimated fair value of the assets acquired and liabilities assumed at the date of acquisition are included in C1’s financial statements for the year ended December 31, 2017.

(B)	Derived from the audited consolidated balance sheet of Forum as of December 31, 2017, as included in the Forum Merger Corporation Form 10-K filed with the Securities and Exchange Commission on February 20, 2018.

Pro Forma Merger Adjustments

(1)	To reflect the release of cash from investments held in the trust account.

(2)	To reflect the payment of estimated legal, financial advisory and other professional fees related to the Business Combination, assumes that $4,000 of those fees are related to the capital raised and therefore offset equity raised.

(3)	To record repayment of advances from related parties.

(4)	To reflect the redemption of 16,940,909 shares for cash of $172,024 after giving effects to payments to redeeming stockholders based on the consummation of the Business Combination.

(5)	To reflect the PIPE Investment issuance of 17,959,375 shares of Class A Common Stock for proceeds of $143,675. Of the total proceeds, $12,000 was deferred and is expected to be received within 30 days of the closing of the Business Combination.

(6)	To reflect recapitalization of C1 through the contribution of all the share capital in C1 to Forum, the payment of $170,574 of cash consideration and the issuance of 47,624,246 shares of Common Stock and the elimination of the historical retained earnings of Forum, the accounting acquiree.

(7)	To reflect the payment for C1’s subscriptions receivable.

(8)	To record a one-time stock-based compensation expense for options vested upon consummation of the Business Combination. C1 recorded post-combination compensation expense of $4,048 related to the effects of the immediate vesting of all outstanding stock and stock options which occurred upon the closing of the Merger. This amount is excluded from the unaudited pro forma condensed combined statements of income because it is a charge directly attributable to the Merger that will not have a continuing impact on C1’s operations; however, the amount is reflected as a reduction to retained earnings in the unaudited pro forma balance sheet.

(9)	To record additional borrowings to fund the closing of the Business Combination.

(10)	To reclassify negative additional paid-in capital to accumulated deficit.

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2017

(in thousands, except share and per share data)

	(A) C1 Investment Corp.	(B) SPS Holdco, LLC.	(C) AOS, Inc.	Pro Forma Acquisition Adjustments		(D) Forum	Pro Forma Merger Adjustments		Pro Forma Combined
Total revenue	$918,926	$168,460	$165,144	$—		$—			$1,252,530
Total cost of revenue	644,441	121,222	124,451	—		—			890,114

Total gross profit	274,485	47,238	40,693	—		—	—		362,416
Total operating expenses	249,815	62,934	36,856	3,198	(1)	676	(3,757)	(6)
				(660)	(2)				349,062

Operating income (loss)	24,670	(15,696)	3,837	(2,538)		(676)	3,757		13,354
Other (income) expense
Interest income	(105)	(1)	—	—		(1,196)	1,196	(7)	(106)
Interest expense	52,057	4,960	1	5,258	(3)	—	2,295	(8)	64,571
Other expense, net	87	—	—	—		—			87

Interest expense and other, net	52,039	4,959	1	5,258		(1,196)	3,491		64,552

(Loss) income before income taxes	(27,369)	(20,655)	3,836	(7,796)		520	266		(51,198)
Income tax (benefit) expense	(19,348)	80	—	1,437	(4)	222	(311)	(9)	(17,919)

Net (loss) income	$(8,021)	$(20,735)	$3,836	$(9,233)		$298	$577		$(33,279)

Weighted average shares outstanding, basic						5,045,566	63,945,835	(10)	68,991,401

Basic net loss per share						$(0.11)			$(0.48)

Weighted average shares outstanding, diluted						5,045,566	63,945,835	(10)	68,991,401

Diluted net loss per share						$(0.11)			$(0.48)

See accompanying notes to unaudited pro forma combined financial statements.

CONVERGEONE HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2016

(in thousands, except share and per share data)

	(A) C1 Investment Corp.	(E) SPS Holdco, LLC.	(F) AOS, Inc.	Pro Forma Acquisition Adjustments		(G) Forum	Pro Forma Merger Adjustments		Pro Forma Combined
Total revenue	$815,609	$321,464	$177,347	$—		$—			$1,314,420
Total cost of revenue	566,365	220,876	132,540	—		—			919,781

Total gross profit	249,244	100,588	44,807	—		—	—		394,639
Operating expenses	202,742	97,816	41,075	1,364	(1)	2	(419)	(6)	342,580
Impairment of Goodwill	—	70,861	—	(70,861)	(5)	—			—

Total operating expenses	202,742	168,677	41,075	(69,497)		2	(419)		342,580

Operating income (loss)	46,502	(68,089)	3,732	69,497		(2)	419		52,059
Other (income) expense
Interest income	(11)	(29)	—	—		—			(40)
Interest expense	31,438	6,157	1	947	(3)	—	2,295	(8)	40,838
Other expense, net	10	—	—	—		—			10

Interest expense and other, net	31,437	6,128	1	947		—	2,295		40,808

Income (loss) before income taxes	15,065	(74,217)	3,731	68,550		(2)	(1,876)		11,251
Income tax expense (benefit)	6,716	167	—	(1,030)	(4)	—	(1,915)	(9)	3,938

Income (loss) from continuing operations	8,349	(74,384)	3,731	69,580		(2)	39		7,313
Loss from discontinued operations	—	—	(3,235)	—		—	—		(3,235)

Net income (loss)	$8,349	$(74,384)	$496	$69,580		$(2)	$39		$4,078

Weighted average shares outstanding, basic						3,125,000	65,303,335	(10)	68,428,335

Basic net income per share						$0.00			$0.06

Weighted average shares outstanding, diluted						3,125,000	67,103,335	(10)	70,228,335

Diluted net income per share						$0.00			$0.06

See accompanying notes to unaudited pro forma combined financial statements.

Pro Forma Adjustments to the Unaudited Condensed Combined Statements of Income (in thousands, except share data)

(A)	As reported in C1’s audited consolidated financial statements for the year ended December 31, 2017 and 2016, as included in Exhibit 99.5 to this Form 8-K/A.

(B)	Derived from the unaudited consolidated financial statements of SPS Holdco, LLC for the six month period ended June 30, 2017, as included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018, plus activity for the period from July 1, 2017 to August 15, 2017. SPS results from the date of acquisition to December 31, 2017 are included in C1’s financial statements for the year ended December 31, 2017.

(C)	Derived from the unaudited consolidated financial statements of AOS, Inc. for the nine month period ended October 1, 2017, as included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018, plus activity for the period from October 2, 2017 to December 14, 2017. AOS results from the date of acquisition to December 31, 2017 are included in C1’s financial statements for the year ended December 31, 2017.

(D)	Derived from the audited consolidated financial statements of Forum for the year ended December 31, 2017, as included in the Forum Merger Corporation Form 10-K filed with the Securities and Exchange Commission on February 20, 2018.

(E)	Derived from the consolidated financial statements of SPS Holdco, LLC for the year ended December 31, 2016, as included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018.

(F)	Derived from the consolidated financial statements of AOS, Inc. for the year ended December 25, 2016, as included in the ConvergeOne Holdings, Inc. Form 8-K filed with the Securities and Exchange Commission on February 22, 2018.

(G)	Derived from the audited statements of operations of Forum for the period from November 17, 2016 (inception) through December 31, 2016 as included in the Forum Merger Corporation Form 10-K filed with the Securities and Exchange Commission on February 20, 2018.

Pro Forma SPS and AOS Acquisition Adjustments

(1)	To eliminate SPS’s and AOS’s historical amortization of identifiable intangibles and record the amortization of identifiable intangibles resulting from the acquisition of SPS and AOS.

(2)	To eliminate transaction costs incurred in the year ended December 31, 2017 resulting from the acquisition of SPS and AOS.

(3)	To eliminate SPS’s and AOS’s historical interest expense and to record the increase in interest expense, which includes the amortization of the deferred financing fees. The interest expense is calculated based on the Term Loans interest rate of 6.09% and Revolving Loan Facility of 4.5% at September 30, 2017, resulting from the borrowings under C1 financing facilities to fund the purchase price. The impact on interest expense of a 1% change in interest rates would be approximately $1,170 for each of the years ended December 31, 2017 and 2016.

(4)	To reflect the income tax effect of the pro forma adjustments and Acquisitions using C1’s historical operating effective rate of 34.3% and 44.6% for the years ended December 31, 2017 and 2016, respectively.

(5)	To reverse the impairment of goodwill recorded by SPS as a result of eliminating historical goodwill.

Pro Forma Adjustments to the Unaudited Condensed Combined Statements of Income—(Continued)

Pro Forma Merger Adjustments

(6)	Represents an adjustment to eliminate direct, incremental offering costs which are reflected in the historical financial statements of C1 in the amount of $3,757 and $419 for the years ended December 31, 2017 and 2016, respectively. There were no such amounts recorded for Forum for the years ended December 31, 2017 and 2016.

(7)	Represents an adjustment to eliminate interest income on marketable securities held in the trust account as of the beginning of the period.

(8)	To record interest expense on additional borrowings to fund the closing of the Business Combination. The interest expense is calculated based on the Revolving Loan Facility of 4.5% at December 31, 2017. The impact on interest expense of a 1% change in interest rates would be approximately $510 for each of the years ended December 31, 2017 and 2016.

(9)	To record normalized blended statutory income tax benefit rate of 35.0% for pro forma financial presentation purposes.

(10)	As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Business Combination and the PIPE investors have been outstanding for the entire period presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire period. Weighted average common shares outstanding—basic and diluted are calculated as follows:

	Year Ended December 31,
	2017	2016
Weighted average shares calculation, basic
Forum weighted average public shares outstanding	5,045,566	3,125,000
Forum Sponsor shares	—	562,500
Forum public shares	—	309,091
Forum Sponsor private placement shares	—	622,500
Sponsor shares	—	172,500
Forum rights converted to shares	1,787,250	1,787,250
Forum shares subject to redemption reclassified to equity	309,091	—
Forum shares cancelled and subject to forfeiture	(3,234,375)	(3,234,375)
Shares issued to PIPE investors	17,959,375	17,959,375
Forum shares issued in Business Combination	47,124,494	47,124,494

Weighted average shares outstanding	68,991,401	68,428,335

Percent of shares owned by C1 holders	68.3%	68.9%
Percent of shares owned by PIPE investors	26.0%	26.2%
Percent of shares owned by Forum	5.7%	4.9%

	Year Ended December 31,
	2017	2016
Weighted average shares calculation, basic
Existing C1 holders	47,124,494	47,124,494
PIPE investors	17,959,375	17,959,375
Forum holders	3,907,532	3,344,466

Weighted average shares, basic	68,991,401	68,428,335

Pro Forma Adjustments to the Unaudited Condensed Combined Statements of Income—(Continued)

	Year Ended December 31,
	2017	2016
Weighted average shares calculation, diluted
Forum shares issued in Business Combination	47,124,494	47,124,494
Shares issued to PIPE investors	17,959,375	17,959,375
Forum holders	3,907,532	3,344,466
Unit purchase options	—	1,800,000
Weighted average shares outstanding	68,991,401	70,228,335
Percent of shares owned by C1 holders	68.3%	67.1%
Percent of shares owned by PIPE investors	26.0%	25.6%
Percent of shares owned by Forum	5.7%	7.3%

	Year Ended December 31,
	2017	2016
Weighted average shares calculation, diluted
Existing C1 holders	47,124,494	47,124,494
PIPE investors	17,959,375	17,959,375
Forum holders	3,907,532	5,144,466

Weighted average shares, diluted	68,991,401	70,228,335

The computation of diluted loss per share for the year ended December 31, 2017 excludes the effect of (1) 1,125,000 shares of Common Stock, warrants to purchase 562,500 shares of Common Stock and rights that convert into 112,500 shares of Common Stock in the UPO (as defined in the Forum Merger Corporation Form S-4 filed with the Securities and Exchange Commission on February 1, 2018) and (2) warrants to purchase 8,936,250 shares of common stock because the inclusion of any of these securities would be anti-dilutive.

The computation of diluted loss per share for the year ended December 31, 2016 excludes the effect of warrants to purchase 8,936,250 shares of Common Stock because the inclusion of these securities would be anti-dilutive.